[Image]   Scudder New York Tax Free Money Fund Profile           [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     December 1, 1997

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     1. What Is The Fund's Objective?

     Scudder New York Tax Free Money Fund seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York state and New York City personal income taxes and regular federal income tax.

     2. What Does The Fund Invest In?

     The Fund invests in municipal securities including municipal bonds, municipal notes and variable rate demand instruments of issuers located in New York and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). Ordinarily, the Fund expects that 100% of its portfolio securities will be New York municipal securities. All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and are considered to have minimal credit risk by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. The weighted average effective maturity of the Fund's portfolio is 90 days or less.

     Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality ratings of two or more of the following rating agencies: Moody's Investors Service, Inc. (Aaa and Aa, MIG-1 and MIG-2, and P1 and P2), Standard & Poor's (AAA and AA, SP1+ and SP1, A1+ and A1 and A2) and Fitch Investors Service, Inc. (AAA and AA, F1+, F1 and F2). The Fund may invest in these securities to the extent permitted by Rule 2a-7 of the Investment Company Act of 1940. Where only one rating agency has rated a security (or its issuer), the Fund may purchase that security as long as it falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the adviser, it is comparable in quality to securities described above.

     For temporary defensive purposes, the Fund may invest more than 20% of net assets in taxable securities. The Fund may also invest up to 20% of its assets in securities subject to the alternative minimum tax.

     3. What Are The Risks Of Investing In The Fund?

     The Fund seeks to eliminate principal risk. However, the Fund is more susceptible to factors adversely affecting issuers of New York municipal securities. The Fund is concentrated in securities issued by New York governments and related entities. Changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in securities issued by, or within, a single state. There is also a possibility the rating of a security held by the Fund may be downgraded after it is purchased. This decrease in rating may be the result of the inability of the state of New York or any of its local government entities to meet its financial obligations. The Fund's share price is not insured or guaranteed, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day. In addition, because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking safety of principal as well as double tax-free income -- exempt from both New York state and New York City personal income tax and regular federal income tax. Depending on your tax bracket and individual situation, you may earn a higher after-tax return from the Fund than from comparable investments that pay income subject to both New York state and New York City personal income tax and regular federal income tax. Before investing, you should compare the Fund's yield to the after-tax yield you would receive from a comparable investment paying taxable income.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder New York Tax Free Money Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended March 31, 1997, during which Scudder maintained the total annualized expenses of the Fund at 0.60% of average daily net assets. Had Scudder not done so, total operating expenses would have amounted to 0.85%, including 0.50% for management fees. Scudder will continue this expense maintenance until July 31, 1998.

       Investment management fee (after waiver)           0.25%

       12b-1 fees                                         None

       Other expenses                                     0.35%
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       Total Fund operating expenses (after waiver)       0.60%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $6             $19               $33               $75

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past ten years, assuming reinvestment of all distributions. On September 30, 1997, the Fund's seven-day yield was 3.24%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and may not be indicative of future results.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:     1988                4.40%
                         1989                5.44
                         1990                4.99
                         1991                3.76
                         1992                2.52
                         1993                1.75
                         1994                2.24
                         1995                3.22
                         1996                2.86

                       The Fund's Average Annual Total Return
                       for the period ended September 30, 1997

                         One Year            3.00%
                         Five Years          2.58%
                         Ten Years           3.45%


     If the adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and ten year periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Rebecca Wilson is Lead Portfolio Manager for the Fund and contributes ten years of experience in municipal investing and research. Ms. Wilson assumed responsibility for the Fund in 1987 after joining Scudder in 1986. K. Sue Cote, Portfolio Manager, joined the Fund's team in 1987 and has spent 13 years working with short-term fixed-income investments.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions derived from interest on New York municipal securities are not subject to New York state or New York City personal income taxes or to regular federal income taxes, except for the possible applicability of the federal alternative minimum tax. For federal income tax purposes, a portion of the Fund's income may be taxable to shareholders as ordinary income. Long-term capital gain distributions, if any, are taxable as long-term capital gains for federal, New York state and New York City personal income tax purposes, regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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